EXHIBIT 99.7

FHLT 05-B

Assummptions:
Trigger fails from day 1
Deal prepay speed
forward curve as indicated
60% loss severity
100% advancing, 6m recover lag
deal run to maturity with collateral losses calculated through life of applicable bond bond priced at par
For other assumptions please refer to termsheet

First dollar loss

		Forward Libor	Fwd Libor + 200bps

Class M1	CDR	22.74	20.03
	Yield	5.0358	7.0918
	WAL	7.78	8.22
	Modified Duration	6.41	6.15
	Principal Window	Jul11 - Mar35	Dec11 - Mar35
	Principal Writedown	57,218.26 (0.33%)	62,630.99 (0.36%)
	Total Collat Loss	271,518,035.42 (27.42%)	248,861,991.05 (25.14%)

Class M2	CDR	18.48	15.96
	Yield	5.0622	7.1161
	WAL	7.05	7.43
	Modified Duration	5.9	5.69
	Principal Window	Sep10 - Mar35	Jan11 - Mar35
	Principal Writedown	38,487.53 (0.09%)	18,899.01 (0.04%)
	Total Collat Loss	234,919,309.46 (23.73%)	211,044,750.44 (21.32%)

Class M3	CDR	14.88	12.52
	Yield	5.1241	7.1864
	WAL	7.73	8.13
	Modified Duration	6.35	6.07
	Principal Window	Apr11 - Mar35	Aug11 - Mar35
	Principal Writedown	90,532.07 (0.23%)	15,973.96 (0.04%)
	Total Collat Loss	200,082,173.02 (20.21%)	175,068,853.18 (17.68%)

Class M4	CDR	13.23	10.95
	Yield	5.2855	7.3467
	WAL	9.35	9.82
	Modified Duration	7.35	6.92
	Principal Window	Oct12 - Mar35	Mar13 - Mar35
	Principal Writedown	97,878.65 (0.49%)	42,223.22 (0.21%)
	Total Collat Loss	182,732,554.71 (18.46%)	157,238,739.08 (15.88%)

Class M5	CDR	11.65	9.45
	Yield	5.4905	7.5289
	WAL	9.68	10.18
	Modified Duration	7.5	7.04
	Principal Window	Jan13 - Mar35	Jun13 - Mar35
	Principal Writedown	45,399.05 (0.23%)	67,195.93 (0.34%)
	Total Collat Loss	165,210,891.02 (16.69%)	139,283,209.77 (14.07%)

Class M6	CDR	10.34	8.20

	Yield	5.5519	7.5943
	WAL	10.26	10.79
	Modified Duration	7.81	7.3
	Principal Window	Jul13 - Mar35	Dec13 - Mar35
	Principal Writedown	67,538.94 (0.39%)	76,140.18 (0.44%)
	Total Collat Loss	149,957,091.11 (15.15%)	123,579,846.12 (12.48%)

Class M7	CDR	9.24	7.16
	Yield	5.6364	7.6605
	WAL	10.83	11.40
	Modified Duration	8.12	7.55
	Principal Window	Feb14 - Mar35	Jul14 - Mar35
	Principal Writedown	11,072.33 (0.07%)	60,881.11 (0.41%)
	Total Collat Loss	136,604,258.85 (13.80%)	109,965,969.93 (11.11%)

Class M8	CDR	8.14	6.11
	Yield	6.3350	8.3407
	WAL	11.11	11.68
	Modified Duration	7.99	7.43
	Principal Window	Apr14 - Mar35	Oct14 - Mar35
	Principal Writedown	56,507.35 (0.38%)	81,650.09 (0.55%)
	Total Collat Loss	122,723,233.80 (12.40%)	95,683,959.95 (9.66%)

Class M9	CDR	7.26	5.21
	Yield	6.4760	8.3686
	WAL	11.78	10.78
	Modified Duration	8.25	7.13
	Principal Window	Nov14 - Mar35	Dec14 - Dec17
	Principal Writedown	101,778.72 (0.82%)	29,169.22 (0.24%)
	Total Collat Loss	111,216,710.65 (11.23%)	82,606,299.72 (8.34%)

Class M10	CDR	6.37	4.11
	Yield	6.9245	7.5096
	WAL	11.89	8.27
	Modified Duration	8.1	6.82
	Principal Window	Dec14 - Mar35	Jan13 - Dec15
	Principal Writedown	215,818.14 (1.61%)	20,556.13 (0.15%)
	Total Collat Loss	99,196,865.73 (10.02%)	66,044,071.01 (6.67%)

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

FHLT 05-B

	Fwd Curve		Fwd Curve + 200
Month	1mL	6mL	1mL	6mL
1	3.18709	3.53514	5.18709	5.53514
2	3.33573	3.64729	5.33573	5.64729
3	3.46622	3.75717	5.46622	5.75717
4	3.57650	3.83706	5.57650	5.83706
5	3.70154	3.90693	5.70154	5.90693
6	3.79812	3.96964	5.79812	5.96964
7	3.85106	4.02014	5.85106	6.02014
8	3.96269	4.06908	5.96269	6.06908
9	3.94780	4.10405	5.94780	6.10405
10	3.99955	4.14621	5.99955	6.14621
11	4.05693	4.18588	6.05693	6.18588
12	4.10442	4.21984	6.10442	6.21984
13	4.13690	4.25296	6.13690	6.25296
14	4.16457	4.28501	6.16457	6.28501
15	4.19495	4.32290	6.19495	6.32290
16	4.23054	4.35004	6.23054	6.35004
17	4.26593	4.37405	6.26593	6.37405
18	4.29636	4.39632	6.29636	6.39632
19	4.31767	4.41697	6.31767	6.41697
20	4.41045	4.43802	6.41045	6.43802
21	4.35471	4.44322	6.35471	6.44322
22	4.37386	4.46106	6.37386	6.46106
23	4.39717	4.47840	6.39717	6.47840
24	4.41665	4.49280	6.41665	6.49280
25	4.43044	4.50738	6.43044	6.50738
26	4.44149	4.52209	6.44149	6.52209
27	4.45702	4.53673	6.45702	6.53673
28	4.47273	4.55254	6.47273	6.55254
29	4.48657	4.56594	6.48657	6.56594
30	4.50128	4.57924	6.50128	6.57924
31	4.51564	4.59324	6.51564	6.59324
32	4.52921	4.60847	6.52921	6.60847
33	4.54408	4.62379	6.54408	6.62379
34	4.55645	4.64172	6.55645	6.64172
35	4.56885	4.65674	6.56885	6.65674
36	4.58491	4.67309	6.58491	6.67309
37	4.60339	4.69003	6.60339	6.69003
38	4.62034	4.70435	6.62034	6.70435
39	4.63859	4.71881	6.63859	6.71881
40	4.65234	4.73197	6.65234	6.73197
41	4.66657	4.74317	6.66657	6.74317
42	4.68079	4.75474	6.68079	6.75474
43	4.69233	4.76662	6.69233	6.76662

	Fwd Curve		Fwd Curve + 200
Month	1mL	6mL	1mL	6mL
44	4.70424	4.77650	6.70424	6.77650
45	4.71496	4.78721	6.71496	6.78721
46	4.72332	4.79922	6.72332	6.79922
47	4.73266	4.81096	6.73266	6.81096
48	4.74485	4.82275	6.74485	6.82275
49	4.75597	4.83483	6.75597	6.83483
50	4.76836	4.84668	6.76836	6.84668
51	4.78124	4.85948	6.78124	6.85948
52	4.79252	4.86965	6.79252	6.86965
53	4.80373	4.87928	6.80373	6.87928
54	4.81512	4.89009	6.81512	6.89009
55	4.82555	4.90065	6.82555	6.90065
56	4.83729	4.91091	6.83729	6.91091
57	4.84625	4.92076	6.84625	6.92076
58	4.85505	4.93189	6.85505	6.93189
59	4.86521	4.94332	6.86521	6.94332
60	4.87584	4.95494	6.87584	6.95494
61	4.88657	4.96497	6.88657	6.96497
62	4.89729	4.97553	6.89729	6.97553
63	4.90837	4.98695	6.90837	6.98695
64	4.91914	4.99702	6.91914	6.99702
65	4.93025	5.00591	6.93025	7.00591
66	4.93950	5.01752	6.93950	7.01752
67	4.94962	5.02598	6.94962	7.02598
68	4.96043	5.03625	6.96043	7.03625
69	4.96971	5.04666	6.96971	7.04666
70	4.97819	5.05593	6.97819	7.05593
71	4.98991	5.06671	6.98991	7.06671
72	4.99709	5.07647	6.99709	7.07647
73	5.00780	5.08717	7.00780	7.08717
74	5.01838	5.09722	7.01838	7.09722
75	5.02736	5.10774	7.02736	7.10774
76	5.03803	5.11894	7.03803	7.11894
77	5.04845	5.12879	7.04845	7.12879
78	5.05846	5.13985	7.05846	7.13985
79	5.06877	5.15082	7.06877	7.15082
80	5.07972	5.16375	7.07972	7.16375
81	5.09060	5.17387	7.09060	7.17387
82	5.10052	5.18576	7.10052	7.18576
83	5.11201	5.19853	7.11201	7.19853
84	5.12358	5.20913	7.12358	7.20913
85	5.13722	5.22063	7.13722	7.22063
86	5.14703	5.23102	7.14703	7.23102
87	5.15891	5.24135	7.15891	7.24135
88	5.17026	5.25213	7.17026	7.25213
89	5.17927	5.25954	7.17927	7.25954
90	5.18948	5.26768	7.18948	7.26768
91	5.19874	5.27574	7.19874	7.27574
92	5.20698	5.28500	7.20698	7.28500
93	5.21646	5.29308	7.21646	7.29308
94	5.22216	5.30168	7.22216	7.30168
95	5.22919	5.31170	7.22919	7.31170

	Fwd Curve		Fwd Curve + 200
Month	1mL	6mL	1mL	6mL
96	5.23827	5.32112	7.23827	7.32112
97	5.24916	5.33174	7.24916	7.33174
98	5.25757	5.33882	7.25757	7.33882
99	5.26735	5.34782	7.26735	7.34782
100	5.27627	5.35643	7.27627	7.35643
101	5.28426	5.36257	7.28426	7.36257
102	5.29366	5.36962	7.29366	7.36962
103	5.29930	5.37592	7.29930	7.37592
104	5.30742	5.38458	7.30742	7.38458
105	5.31483	5.39220	7.31483	7.39220
106	5.31955	5.40142	7.31955	7.40142
107	5.32607	5.40968	7.32607	7.40968
108	5.33451	5.41799	7.33451	7.41799
109	5.34498	5.42680	7.34498	7.42680
110	5.35372	5.43285	7.35372	7.43285
111	5.36337	5.43923	7.36337	7.43923
112	5.36913	5.44371	7.36913	7.44371
113	5.37563	5.44711	7.37563	7.44711
114	5.38189	5.45065	7.38189	7.45065
115	5.38512	5.45376	7.38512	7.45376
116	5.38937	5.45555	7.38937	7.45555
117	5.39198	5.45747	7.39198	7.45747
118	5.39236	5.46049	7.39236	7.46049
119	5.39429	5.46405	7.39429	7.46405
120	5.39720	5.46701	7.39720	7.46701
121	5.39848	5.47010	7.39848	7.47010
122	5.40255	5.47462	7.40255	7.47462
123	5.40700	5.48002	7.40700	7.48002
124	5.40997	5.48294	7.40997	7.48294
125	5.41376	5.48669	7.41376	7.48669
126	5.41817	5.49254	7.41817	7.49254
127	5.42191	5.49558	7.42191	7.49558
128	5.42756	5.50034	7.42756	7.50034
129	5.43042	5.50447	7.43042	7.50447
130	5.43477	5.50847	7.43477	7.50847
131	5.44117	5.51342	7.44117	7.51342
132	5.44301	5.51696	7.44301	7.51696
133	5.44771	5.52195	7.44771	7.52195
134	5.45209	5.52614	7.45209	7.52614
135	5.45497	5.53077	7.45497	7.53077
136	5.46011	5.53671	7.46011	7.53671
137	5.46484	5.54068	7.46484	7.54068
138	5.46934	5.54701	7.46934	7.54701
139	5.47444	5.55261	7.47444	7.55261
140	5.48030	5.55977	7.48030	7.55977
141	5.48611	5.56693	7.48611	7.56693
142	5.49064	5.57363	7.49064	7.57363
143	5.49849	5.58276	7.49849	7.58276
144	5.50516	5.58767	7.50516	7.58767
145	5.51401	5.59485	7.51401	7.59485
146	5.52134	5.60039	7.52134	7.60039
147	5.52719	5.60302	7.52719	7.60302

	Fwd Curve		Fwd Curve + 200
Month	1mL	6mL	1mL	6mL
148	5.53395	5.60650	7.53395	7.60650
149	5.53622	5.60652	7.53622	7.60652
150	5.54130	5.60891	7.54130	7.60891
151	5.54392	5.60849	7.54392	7.60849
152	5.54374	5.60887	7.54374	7.60887
153	5.54563	5.60868	7.54563	7.60868
154	5.54409	5.60859	7.54409	7.60859
155	5.54424	5.61065	7.54424	7.61065
156	5.54284	5.61066	7.54284	7.61066
157	5.54410	5.61272	7.54410	7.61272
158	5.54259	5.61425	7.54259	7.61425
159	5.54509	5.61795	7.54509	7.61795
160	5.54750	5.62264	7.54750	7.62264
161	5.54878	5.62508	7.54878	7.62508
162	5.55279	5.62978	7.55279	7.62978
163	5.55671	5.63520	7.55671	7.63520
164	5.56079	5.64263	7.56079	7.64263
165	5.56741	5.64918	7.56741	7.64918
166	5.57107	5.65602	7.57107	7.65602
167	5.57756	5.66416	7.57756	7.66416
168	5.58654	5.67080	7.58654	7.67080
169	5.59640	5.67734	7.59640	7.67734
170	5.60243	5.67915	7.60243	7.67915
171	5.60899	5.68194	7.60899	7.68194
172	5.61331	5.68277	7.61331	7.68277
173	5.61559	5.68039	7.61559	7.68039
174	5.61807	5.67809	7.61807	7.67809
175	5.61549	5.67421	7.61549	7.67421
176	5.61493	5.67073	7.61493	7.67073
177	5.61179	5.66655	7.61179	7.66655
178	5.60514	5.66299	7.60514	7.66299
179	5.60018	5.66123	7.60018	7.66123
180	5.59701	5.65878	7.59701	7.65878
181	5.59331	5.65623	7.59331	7.65623
182	5.59272	5.65558	7.59272	7.65558
183	5.59201	5.65522	7.59201	7.65522
184	5.58955	5.65226	7.58955	7.65226
185	5.58800	5.64982	7.58800	7.64982
186	5.58684	5.64859	7.58684	7.64859
187	5.58480	5.64689	7.58480	7.64689
188	5.58442	5.64522	7.58442	7.64522
189	5.58103	5.64215	7.58103	7.64215
190	5.57907	5.64133	7.57907	7.64133
191	5.57876	5.64097	7.57876	7.64097
192	5.57706	5.63960	7.57706	7.63960
193	5.57494	5.63700	7.57494	7.63700
194	5.57327	5.63525	7.57327	7.63525
195	5.57199	5.63431	7.57199	7.63431
196	5.57024	5.63207	7.57024	7.63207
197	5.56887	5.62901	7.56887	7.62901
198	5.56583	5.62750	7.56583	7.62750
199	5.56455	5.62534	7.56455	7.62534

	Fwd Curve		Fwd Curve + 200
Month	1mL	6mL	1mL	6mL
200	5.56360	5.62393	7.56360	7.62393
201	5.56092	5.62197	7.56092	7.62197
202	5.55835	5.61971	7.55835	7.61971
203	5.55867	5.61918	7.55867	7.61918
204	5.55470	5.61631	7.55470	7.61631
205	5.55420	5.61535	7.55420	7.61535
206	5.55271	5.61298	7.55271	7.61298
207	5.54955	5.61053	7.54955	7.61053
208	5.54855	5.60947	7.54855	7.60947
209	5.54662	5.60626	7.54662	7.60626
210	5.54429	5.60463	7.54429	7.60463
211	5.54239	5.60226	7.54239	7.60226
212	5.54088	5.60068	7.54088	7.60068
213	5.53890	5.59861	7.53890	7.59861
214	5.53572	5.59614	7.53572	7.59614
215	5.53548	5.59623	7.53548	7.59623
216	5.53221	5.59247	7.53221	7.59247
217	5.53109	5.59168	7.53109	7.59168
218	5.52904	5.59033	7.52904	7.59033
219	5.52658	5.58660	7.52658	7.58660
220	5.52574	5.58491	7.52574	7.58491
221	5.52157	5.58180	7.52157	7.58180
222	5.52122	5.58022	7.52122	7.58022
223	5.51942	5.57716	7.51942	7.57716
224	5.51483	5.57441	7.51483	7.57441
225	5.51451	5.57325	7.51451	7.57325
226	5.51235	5.57101	7.51235	7.57101
227	5.50940	5.56875	7.50940	7.56875
228	5.50775	5.56701	7.50775	7.56701
229	5.50639	5.56597	7.50639	7.56597
230	5.50295	5.56204	7.50295	7.56204
231	5.50163	5.56065	7.50163	7.56065
232	5.49939	5.55871	7.49939	7.55871
233	5.49676	5.55521	7.49676	7.55521
234	5.49571	5.55293	7.49571	7.55293
235	5.49137	5.54921	7.49137	7.54921
236	5.49044	5.54812	7.49044	7.54812
237	5.48852	5.54518	7.48852	7.54518
238	5.48460	5.54285	7.48460	7.54285
239	5.48325	5.54081	7.48325	7.54081
240	5.48076	5.53818	7.48076	7.53818
241	5.47849	5.53629	7.47849	7.53629
242	5.47541	5.53283	7.47541	7.53283
243	5.47393	5.53062	7.47393	7.53062
244	5.46962	5.52704	7.46962	7.52704
245	5.46753	5.52421	7.46753	7.52421
246	5.46576	5.52207	7.46576	7.52207
247	5.46198	5.51942	7.46198	7.51942
248	5.46034	5.51704	7.46034	7.51704
249	5.45781	5.51415	7.45781	7.51415
250	5.45420	5.51203	7.45420	7.51203
251	5.45308	5.51057	7.45308	7.51057

	Fwd Curve		Fwd Curve + 200
Month	1mL	6mL	1mL	6mL
252	5.45101	5.50775	7.45101	7.50775
253	5.44739	5.50488	7.44739	7.50488
254	5.44552	5.50303	7.44552	7.50303
255	5.44397	5.50188	7.44397	7.50188
256	5.44081	5.49834	7.44081	7.49834
257	5.43856	5.49535	7.43856	7.49535
258	5.43672	5.49352	7.43672	7.49352
259	5.43408	5.49127	7.43408	7.49127
260	5.43303	5.48912	7.43303	7.48912
261	5.42918	5.48564	7.42918	7.48564
262	5.42676	5.48437	7.42676	7.48437
263	5.42593	5.48357	7.42593	7.48357
264	5.42379	5.48183	7.42379	7.48183
265	5.42131	5.47898	7.42131	7.47898
266	5.41929	5.47698	7.41929	7.47698
267	5.41767	5.47576	7.41767	7.47576
268	5.41564	5.47337	7.41564	7.47337
269	5.41401	5.47062	7.41401	7.47062
270	5.41084	5.46860	7.41084	7.46860
271	5.40939	5.46679	7.40939	7.46679
272	5.40827	5.46532	7.40827	7.46532
273	5.40556	5.46300	7.40556	7.46300
274	5.40337	5.46121	7.40337	7.46121
275	5.40276	5.46103	7.40276	7.46103
276	5.39975	5.45764	7.39975	7.45764
277	5.39882	5.45674	7.39882	7.45674
278	5.39704	5.45538	7.39704	7.45538
279	5.39492	5.45289	7.39492	7.45289
280	5.39438	5.45164	7.39438	7.45164
281	5.39070	5.44795	7.39070	7.44795
282	5.39032	5.44762	7.39032	7.44762
283	5.38906	5.44562	7.38906	7.44562
284	5.38626	5.44436	7.38626	7.44436
285	5.38552	5.44252	7.38552	7.44252
286	5.38283	5.44099	7.38283	7.44099
287	5.38257	5.44116	7.38257	7.44116
288	5.38068	5.43891	7.38068	7.43891
289	5.38037	5.43788	7.38037	7.43788
290	5.37692	5.43559	7.37692	7.43559
291	5.37676	5.43509	7.37676	7.43509
292	5.37573	5.43449	7.37573	7.43449
293	5.37317	5.43156	7.37317	7.43156
294	5.37265	5.43032	7.37265	7.43032
295	5.37132	5.42856	7.37132	7.42856
296	5.36964	5.42747	7.36964	7.42747
297	5.36953	5.42557	7.36953	7.42557
298	5.36630	5.42304	7.36630	7.42304
299	5.36557	5.42254	7.36557	7.42254
300	5.36440	5.42114	7.36440	7.42114
301	5.36330	5.42038	7.36330	7.42038
302	5.36024	5.41689	7.36024	7.41689
303	5.35920	5.41582	7.35920	7.41582

	Fwd Curve		Fwd Curve + 200
Month	1mL	6mL	1mL	6mL
304	5.35731	5.41425	7.35731	7.41425
305	5.35504	5.41120	7.35504	7.41120
306	5.35431	5.40932	7.35431	7.40932
307	5.35046	5.40615	7.35046	7.40615
308	5.34985	5.40551	7.34985	7.40551
309	5.34832	5.40320	7.34832	7.40320
310	5.34490	5.40157	7.34490	7.40157
311	5.34392	5.40019	7.34392	7.40019
312	5.34209	5.39832	7.34209	7.39832
313	5.34062	5.39718	7.34062	7.39718
314	5.33836	5.39451	7.33836	7.39451
315	5.33762	5.39300	7.33762	7.39300
316	5.33415	5.39020	7.33415	7.39020
317	5.33274	5.38839	7.33274	7.38839
318	5.33163	5.38689	7.33163	7.38689
319	5.32859	5.38452	7.32859	7.38452
320	5.32754	5.38308	7.32754	7.38308
321	5.32565	5.38077	7.32565	7.38077
322	5.32303	5.37884	7.32303	7.37884
323	5.32199	5.37776	7.32199	7.37776
324	5.32010	5.37619	7.32010	7.37619
325	5.31784	5.37353	7.31784	7.37353
326	5.31601	5.37165	7.31601	7.37165
327	5.31454	5.37051	7.31454	7.37051
328	5.31265	5.36821	7.31265	7.36821
329	5.31112	5.36518	7.31112	7.36518
330	5.30808	5.36355	7.30808	7.36355
331	5.30668	5.36138	7.30668	7.36138
332	5.30557	5.35987	7.30557	7.35987
333	5.30289	5.35788	7.30289	7.35788
334	5.30035	5.35564	7.30035	7.35564
335	5.30043	5.35499	7.30043	7.35499
336	5.29663	5.35220	7.29663	7.35220
337	5.29600	5.35119	7.29600	7.35119
338	5.29446	5.34889	7.29446	7.34889
339	5.29144	5.34653	7.29144	7.34653
340	5.29039	5.34545	7.29039	7.34545
341	5.28850	5.34243	7.28850	7.34243
342	5.28625	5.34086	7.28625	7.34086
343	5.28442	5.33863	7.28442	7.33863
344	5.28295	5.33713	7.28295	7.33713
345	5.28106	5.33519	7.28106	7.33519
346	5.27811	5.33290	7.27811	7.33290
347	5.27782	5.33296	7.27782	7.33296
348	5.27481	5.32953	7.27481	7.32953
349	5.27375	5.32844	7.27375	7.32844
350	5.27186	5.32687	7.27186	7.32687
351	5.26962	5.32422	7.26962	7.32422
352	5.26886	5.32271	7.26886	7.32271
353	5.26508	5.31887	7.26508	7.31887
354	5.26443	5.31820	7.26443	7.31820
355	5.26290	5.31572	7.26290	7.31572

	Fwd Curve		Fwd Curve + 200
Month	1mL	6mL	1mL	6mL
356	5.25989	5.31356	7.25989	7.31356
357	5.25883	5.31069	7.25883	7.31069
358	5.25589	5.30771	7.25589	7.30771
359	5.25523	5.30613	7.25523	7.30613
360	5.25190	5.30202	7.25190	7.30202
361	5.24937	5.29898	7.24937	7.29898

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